Investor Presentation November , 2012 RIGS PEOPLE PRIORITIES RIGHT ROWAN

2 Forward - Looking Statements This report contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the proposed change in corporate structure as well as statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially include oil and natural gas prices, the level of offshore expenditures by energy companies, energy demand, the general economy, including inflation, weather conditions in the Company’s principal operating areas and environmental and other laws and regulations, including changes in tax laws and whether the Company achieves the benefits it expects from the change in Rowan's corporate structure. Other relevant factors have been and will be disclosed in the Company’s filings with the SEC.

3 Rowan’s Transitions And Achievements for $1.1bn in cash SOLD MANUFACTURING BUSINESS COMPLETED REDOMESTICATION TO UK WITH CLASS A SHARES PURCHASED 3.9M SHARES UNDER STOCK REPURCHASE PROGRAM for $510m in cash SOLD LAND BUSINESS ENTERED ULTRA - DEEPWATER MARKET 4 drillships for $2.7bn COMPLETED JACK - UP NEWBUILD PROGRAM 11 jack - ups for $3bn

4 Rowan Has The Right … Mission Values Goals Action Plans Rigs People Priorities • Industry leading position in high - spec jack - ups • One of the youngest fleets in the industry • Leading provider of demanding drilling services • Industry leading day rates and highest utilization • 89 year history of operational excellence • Strong jack - up drilling skills transferable to deepwater activities • Key deepwater operations and technical managers in place • Goal of highest customer satisfaction – • Safety • Reliability • Focused on financial discipline – • Cost effectiveness • Rigorous IRR analysis on CapEx

5 Rowan Operates In Most Major Offshore J/U Markets 6 / North Sea 11 / Middle East 4 / SE Asia 19 High - spec Jack - ups 9 Premium Jack - ups 3 Commodity Jack - ups with Skid - base Capability 7 / US GOM 2 / Trinidad 4 Ultra - Deepwater Drillships Under Construction 1 / Med

6 Leading Position In High - spec Jack - up Market Number of High - Spec Jack - ups 0 2 4 6 8 10 12 14 16 18 20 Current By YE 2015 19 Rowan High - spec Jack - ups Includes data supplied by ODS - Petrodata , Inc; Copyright 2012 (as of 10/04/12)

Rowan Has A Young, Sizeable Jack - up Fleet Age of Global Jack - up Fleet Average Peer Existing Jack - up Fleet Age Size of Peer Existing Jack - up Fleets Nearly 2/3 of the jack - up fleet is older than 25 years 7 <10 years 27% >30 years 41% 26 - 30 years 26% 10 - 20 years 4% 21 - 25 years 2% 55 44 40 31 16 8 0 10 20 30 40 50 60 RIG ESV NE RDC SDRL/NADL DO # of Jack - ups 6 16 27 29 30 31 0 5 10 15 20 25 30 35 SDRL/NADL RDC ESV RIG NE DO Years Includes data supplied by ODS - Petrodata , Inc; Copyright 2012 (as of 10/04/12)

8 Rowan vs. Peer Group: Rates And Utilization Comparison of Current Day Rates: Rowan vs. Peers (000s) Comparison of Utilization: Rowan vs. Peers 0 20 40 60 80 100 Rowan Peers (1) 1) Peers include DO, RIG, NE, SDRL/ NADL, and ESV $232 $129 $120 $119 $139 $118 $106 $89 $0 $50 $100 $150 $200 $250 N. Sea S.E. Asia U.S. GOM Mid East Rowan Peers (1) Includes data supplied by ODS - Petrodata , Inc; Copyright 2012 (as of 10/18/12)

9 Worldwide JU Utilization=83% (93% Marketed Utilization)* US GOM Indian Ocean North Sea Mediterranean Middle East Southeast Asia Mexico C&S America West Africa Australia 55% 64 Rigs 90% 39 Rigs 79% 14 Rigs 89% 28 Rigs 97% 32 Rigs 100% 2 Rigs 87% 67 Rigs 85% 129 Rigs 78% 18 Rigs 95% 43 Rigs * Marketed Utilization excludes Cold Stacked / Out of Service units Worldwide JU Market=476 Total Includes data supplied by ODS - Petrodata , Inc; Copyright 2012 (as of 10/18/12)

10 Jack - up Market Continues To Bifurcate 20 40 60 80 100 IS, MS, MC <300'IC 300'IC 350'+ IC(including High Spec) Worldwide Utilization By Rig Class % 16% difference Includes data supplied by ODS - Petrodata , Inc; Copyright 2012 (as of 10/04/12)

11 What’s Driving Bifurcation In The J/U Markets? • Operators need greater rig capabilities to drill challenging wellbore designs » Deep shelf gas » Long reach horizontals » HPHT » Large pipe programs/heavy string weights • IOCs and NOCs are focused on achieving lower wellbore costs rather than the lowest day rate • Operators are requiring higher standards post - Macondo

317 JACK - UPS OVER 25 YEARS 212 JACK - UPS IN LATEST CYCLE 12 This Cycles’ Newbuilds Struggle To Replace Aging Fleet Jack - ups by Year Built Includes data supplied by ODS - Petrodata , Inc; Copyright 2012 (as of 10/18/12) 0 10 20 30 40 50 60 70 80 90

13 World jackup rig population over 40 old is growing… 1 1 1 2 2 3 3 4 6 9 9 12 14 18 28 41 55 67 77 97 136 193 273 0 50 100 150 200 250 300 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 A Wave Of Retirements Is Coming 14 rigs that are 40+ years old today: Almost half are stacked or being converted to non - drilling

14 Rowan Is Entering UDW Market – With Advantages • Long standing brand reputation for operational excellence and customer satisfaction • Very high specification drillship design with built - in redundancies • Core team of highly experienced and respected deepwater professionals already in place • Strong global marketing coverage • Long history of contracting newbuilds before delivery

Unmatched capabilities at a competitive construction cost 15 Expanded Capabilities Designed with Redundancy Global Capabilities • 4mm Pounds of riser tensioning capability • 3 rd Load path • Retractable thrusters • Hull integration • Dual 7 - Ram BOPs • Redundant riser hold bridge cranes • Redundant hydraulic / electrical BOP deadman control • Built to meet Brazilian requirements • Built to New Gulf of Mexico standards • Black Sea accessible Building The Right UDW Rigs With The Operator In Mind

Rowan Drillships Are The Right Design

Recent Newbuilds Announced	Shipyard	Hull Integration	12,000ft Outfitting	Retractable Thrusters	Dual BOP Equipped	Enhanced Riser Gas Handling	AHD & CMC	3rd Load Path	Riser Tension Capacity (4000 kips)	Mud Pumps (5x2200)
Rowan	Hyundai	✓	✓	✓	✓	✓	✓	✓	✓	✓
May 2012	Hyundai	✓			✓					✓
Apr 2012	Samsung		✓				✓	✓		
Apr 2012	Samsung	✓		✓				✓	✓	
Mar 2012	Samsung									✓
Feb 2012	Samsung		✓				✓	✓		
Feb 2012	Samsung		✓				✓	✓		
Oct 2011	Daewoo						✓	✓	✓	
Sep 2011	Hyundai	✓		✓			✓	✓		
Jul 2011	Samsung									

Rowan Companies plc
16

Rowan Tops UDW Drillship Ranking • Third - party drillship ranking by ODS - Petrodata • 10,000’+ Drillships (current and newbuild ) indexed and ranked on 18 different criteria Source: Rowan ranks #1, #2, and #3 RankManager Rig Name 1 Rowan Rowan Renaissance 2 Rowan Rowan Resolute 3 Rowan Rowan Reliance 4 Diamond Offshore Ocean BlackHawk 5 Diamond Offshore Ocean BlackHornet 6 Transocean Discoverer Clear Leader 7 Transocean Discoverer Americas 8 Dolphin Bolette Dolphin 9 Maersk Drilling Maersk Drsh Tbn1 10 Transocean Discoverer Inspiration 11 Ocean Rig Ocean Rig Corcovado 12 Maersk Drilling Maersk Drsh Tbn2 13 Maersk Drilling Maersk Drsh Tbn3 14 Maersk Drilling Maersk Drsh Tbn4 15 Diamond Offshore Ocean BlackRhino 16 Ocean Rig Ocean Rig Olympia 17 Ocean Rig Ocean Rig Poseidon 18 Ocean Rig Ocean Rig Mykonos 19 Pacific Drilling Pacific Santa Ana 20 Diamond Offshore Ocean BlackLion 17

18 Strong Demand For UDW Leading To Higher Day Rates $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 1 Year or Less >1 and < 3 Years 3 Years or More * based on ‘new mutual’ contracts Dayrate Fixtures* for 10,000’+ Drillships Rowan Renaissance Contract $619K Includes data supplied by ODS - Petrodata , Inc; Copyright 2012 (as of 10/04/12)

19 Rowan Is Targeting The Right Places And Operators Priority: Deepwater Basins Priority: Frontier Regions Secondary Focus West Africa (Angola) U.S. GOM Committed to working with Operators who… • Will partner with us for the future • Require the superior operating capabilities of our drillships • Are leaders in ultra - deepwater exploration and development

20 Worldwide Drillship Utilization=94% (94% Marketed Utilization)* USA Indian Ocean North Sea Mediterranean Far East Southeast Asia S America West Africa Australia 100% 18 Rigs 97% 30 Rigs 100% 12 Rigs 100% 12 Rigs 100% 1 Rig 57% 7 Rigs 100% 1 Rigs 0% 1 Rig 100% 2 Rigs * Marketed utilization excludes cold stacked / out of service units Worldwide Drillship Market=84 Total Includes data supplied by ODS - Petrodata , Inc; Copyright 2012 (as of 10/04/12)

21 Where Could The Newbuild Drillships Go? Rowan’s forecast of regional placement of 74 newbuild drillships US GOM: 20 Brazil: 33 W. Africa: 10 The Med: 1 E. Africa: 6 SE Asia: 3 • 99% placement based on known demand - • Contracted: 44 • Identified Demand:>29 The market is ready to absorb more newbuilds Includes data supplied by ODS - Petrodata , Inc; Copyright 2012 (as of 10/04/12)

22 (in millions) Actual 9/30/2012 Projected 12/31/2012 Cash and available credit $828 $750 - 800 Total Debt $1,393 $1,393 Total Debt - to - Cap 24% 23% Net Debt - to - Cap 19% 20% Investment Grade Balance Sheet (Baa3/BBB - ) Rowan Newbuild Capex With Four Drillships $0 $200 $400 $600 $800 $1,000 2012 2013 2014 2015 $ Millions

23 Rowan Approach To Allocation Of Capital • Return on investment analysis drives all capital decisions » Cost of capital: 10 percent » Target IRR: 12 percent » Sensitivity analysis – Capital cost, Operating Cost, Day Rate, Tax Rate • Committed to maintaining investment grade balance sheet • Regular consideration of all options for available capital

24 Current View Of Options For Available Capital • Contract requirements driving upgrades, cautious approach to speculative upgrades Upgrades of Existing Rigs • Contract for first drillship, strong customer interest for other three units Newbuild Projects • Some strategically attractive candidates, but pricing is challenging Acquisitions • $25 million remaining on buyback authorization, any future authorizations will be opportunistic Share Repurchases • Evaluating a modest recurring dividend Dividends

25 Rowan Has The Right … Mission Values Goals Action Plans Rigs People Priorities • Industry leading position in high - spec jack - ups • One of the youngest fleets in the industry • Leading provider of demanding drilling services • Industry leading day rates and highest utilization • 89 year history of operational excellence • Strong jack - up drilling skills transferable to deepwater activities • Key deepwater operations and technical managers in place • Goal of highest customer satisfaction – • Safety • Reliability • Focused on financial discipline – • Cost effectiveness • Rigorous IRR analysis on CapEx

Investor Contact: Suzanne M. Spera Director, Investor Relations sspera@rowancompanies.com 26 Rowan Companies plc 2800 Post Oak Blvd. Suite 5450 Houston, TX 77056 713.621.7800 www.rowancompanies.com

Appendix 27

28 Current Rowan Avg. Regional Offshore Rig Operating Costs Region Jack - ups Gulf of Mexico High 30s – Mid $50s Egypt Mid - High $70s Middle East Low $50s – High $70s U.K. North Sea Mid $70s – Mid $80s Norway North Sea Low - Mid $140s Southeast Asia Low $50s – Low $60s Trinidad Low – Mid $60s (000’s per day) Region Drillships Gulf of Mexico $140s - $160s West Africa $180s - $200s As of 09/30/2012. Ranges exclude mobilization amortization and rebills . Daily operating costs vary by rig class and region. Higher capable rigs generally earn higher day rates and typically have higher operating costs per day. During shipyard stays, crew and other pe rso nnel - related costs are usually capitalized rather than expensed.

29 Glossary of Terms Blowout Preventer (BOP): An emergency shut - off device comprised of a series, or “stack”, of valves that shut the wellbore in the event that hydrocarbons enter the wellbore and pressure containment is compromised. The BOP is intended to serve as a pressure control system of last resort. Cold - stacked Rig: An offshore rig that is not actively marketed and is completely down - manned. Cold stacked rigs generally require significant time and capital expenditures to reactivate. Day rate Contract : A contractual agreement where a drilling contractor is paid a daily rate. Customer carries majority of the operating risk so long as the drilling contractor meets the basic standards of equipment and personnel specified by the contract. Estimated Planned Off Rate Time : Defined by Rowan as those days where a rig will not be available to earn any revenue due to shipyard, transit, inspection periods, or suspension of operations. High - specification Rig : Defined by Rowan as rigs with a two million pound or greater hook - load capacity. Hook - load: A commonly used metric to define the lifting capacity of a rigs drawworks and derrick system. Operational Downtime : When a rig is unable to conduct planned operations due to equipment breakdowns or procedural failures. Operational downtime may or may not result in a related revenue reduction. Utilization : A rate that specifies the percentage of time that a rig (or fleet of rigs) earned day rate in a specified period.